Exhibit 10.1


              AMENDMENT NUMBER FOUR TO LOAN AND SECURITY AGREEMENT
              ----------------------------------------------------


     This Amendment Number Four to Loan and Security Agreement (this "Amendment") is entered into as of September 21, 2005, by and among, on the one hand, ADVANCED MARKETING SERVICES, INC., a Delaware corporation ("Parent"), PUBLISHERS GROUP WEST INCORPORATED, a California corporation ("PGWI"), and PUBLISHERS GROUP INCORPORATED, a California corporation ("PGI" and collectively, jointly and severally, with PGWI, "Borrowers"), and, on the other hand, the lenders identified on the signature pages to the Agreement (as defined below) (collectively, "Lenders"), and WELLS FARGO FOOTHILL, INC., a California corporation, as the arranger and administrative agent for the Lenders (in such capacity, "Agent"), in light of the following:

Borrowers and the Lender Group have previously entered into that certain Loan and Security Agreement, dated as of April 27, 2004 (as amended and modified, from time to time, the "Agreement"). Borrowers and the Lender Group desire to further amend the Agreement as provided for and on the conditions herein. NOW, THEREFORE, Borrowers and the Lender Group hereby amend and supplement the Agreement as follows:

     1. DEFINITIONS. All initially capitalized terms used in this Amendment shall have the meanings given to them in the Agreement unless specifically defined herein.

     2.  AMENDMENTS.

        (a) Section 2.11(c) of the Agreement is hereby amended and restated in its entirety as follows:

          "(c) Audit, Appraisal, and Valuation Charges; Annual Appraisals. Audit, appraisal, and valuation fees and charges as follows (i) a fee of $850 per day, per auditor, plus out-of-pocket expenses for each collateral audit of a Borrower performed by personnel employed by Agent, which collateral audits may be performed as frequently as Agent deems necessary, provided, however that so long as no Event of Default shall have occurred and shall be continuing, Borrowers shall not be obligated to reimburse Agent for more than 2 collateral audits during any calendar year (with additional collateral audits at the Agent's expense), (ii) if implemented, a fee of $850 per day, per applicable individual, plus out of pocket expenses for the establishment of electronic collateral reporting systems,
     (iii) a fee of $1,500 per day per appraiser, plus out-of-pocket expenses, for each appraisal of the Collateral, or any portion thereof, performed by personnel employed by Agent, and (iv) the actual charges paid or incurred by Agent if it elects to employ the services of one or more third Persons to perform financial audits of Borrowers or their Subsidiaries, to establish electronic collateral reporting systems, to appraise the Collateral, or any portion thereof, or to assess Borrowers' and their Subsidiaries' business valuation. Agent shall have the right to have the Inventory reappraised by a qualified appraisal company selected by Agent:
     (1) except as provided in clauses (2) and (3) below, once during any year following the Closing Date for the purpose of redetermining the Net Liquidation Percentage of the Inventory portion of the Collateral and, as a result, redetermining the Borrowing Base, (2) at any time following an appraisal, the results of which are not satisfactory to Agent, and (3) at any time following the occurrence of an Event of Default which is continuing."

        (b) Section 7.18(a) of the Agreement is hereby amended and restated in its entirety as follows:


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


               7.18 Financial Covenants.

                    (a)  Fail to maintain or achieve:

                         (i) Minimum EBITDA. EBITDA, measured on a quarterly basis, of at least the required amount set forth in the following table for the applicable period set forth opposite thereto:

--------------------------------------------------------------------------------

     Applicable Amount                            Applicable Period
     -----------------                            -----------------
--------------------------------------------------------------------------------
        $(5,052,000)                         For the 6 month period ending
                                                  September 30, 2005
--------------------------------------------------------------------------------
        $10,777,000                          For the 9 month period ending
                                                  December 31, 2005
--------------------------------------------------------------------------------
        $7,265,000                           For the 12 month period ending
                                                  March 31, 2006
--------------------------------------------------------------------------------

The "Applicable Amount(s)" for such        For the trailing 12 month period
future  periods shall be determined        ending on the last day of each
by  Agent  in its  sole  discretion        fiscal quarter of Administrative
based upon, among other things, the        Borrower thereafter.
Projections   to  be  delivered  to
Agent  (pursuant to Section  6.3(c)
of  the  Agreement)  prior  to  the
commencement   of   Parent's   2007
fiscal  year.  Within  30  days  of
Agent's     receipt     of     such
Projections,   Agent  shall  advise
Borrowers in writing of such future
"Applicable Amount(s)".
--------------------------------------------------------------------------------

               (c) Section 8.2(c) of the Agreement is hereby amended and restated in its entirety as follows:

                              "8.2  If any  Borrower  or any  Subsidiary  of any
               Borrower fails to (a) perform, keep, or observe any covenant or other provision contained in Sections 6.2, 6.3, 6.4, 6.10, 6.11, or 6.15 hereof and such failure or neglect continues for a period of 5 days after the date on which such failure or neglect first occurs, (b) perform, keep, or observe any covenant or other provision contained in Sections 6.1, 6.5, 6.6, 6.7, 6.9, 6.13, or
               6.14 hereof or any other Section of this Agreement (other than a Section that is expressly dealt with elsewhere in this Section 8) or the other Loan Documents (other than a Section of such other Loan Documents dealt with elsewhere in this Section 8) and such failure or neglect is not cured within 15 days after the date on which such failure or neglect first occurs, or (c) perform, keep, or observe any covenant or other provision contained in Sections 3.2, 6.8, 6.12, or 7.1 through 7.20 of this Agreement or any comparable provision contained in any of the other Loan Documents;"

               (d) Section 14.1(g) of the Agreement is hereby amended and restated in its entirety as follows:

                              "(g)  Any  other   provision  in  this   Agreement
               notwithstanding, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement in favor of any Federal Reserve Bank in accordance with Regulation A of the Federal Reserve Bank or U.S. Treasury Regulation 31 CFS ss. 203.24 or an Eligible Transferee, and such Federal Reserve Bank or such Eligible Transferee may enforce such pledge or security interest in any manner permitted under applicable law."


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


     3. LIMITED WAIVER. It has come to the Lender Group's attention that Borrowers have failed to satisfy the Minimum EBITDA covenant set forth in
Section 7.18(a)(i) of the Agreement for the period ended June 30, 2005. Such failure constitutes an Event of Default under the Agreement (the "EBITDA Default"). Borrowers have requested, and the Lender Group has agreed, to waive the EBITDA Default for the prescribed period subject to the satisfaction of each of the conditions set forth in Section 7 of this Amendment. The foregoing waiver shall be limited precisely as written and shall not be deemed to be (a) an amendment, consent, waiver, or modification of any other term or condition of the Agreement, or (b) prejudice any right or remedy which the Agent or the Lenders may now or in the future have under or in connection with the Agreement.

     4. EXTENSION. Pursuant to Section 6.3(d) of the Agreement, Borrowers are required to deliver to Agent, with copies to each Lender, certain consolidated financial statements of Parent and its Subsidiaries for each fiscal year, audited by independent certified public accountants. Borrowers hereby request and Agent and the Lenders hereby agree to extend to October 31, 2005 the date that the Borrowers are required to deliver such financial statements for Parent's fiscal year ending March 31, 2004. In addition, Borrowers hereby request and Agent and the Lenders hereby agree to extend to February 28, 2006 the date that the Borrowers are required to deliver such financial statements for Parent's fiscal year ending March 31, 2005.

     5. REPRESENTATIONS AND WARRANTIES. Borrowers hereby affirm to the Lender Group all of Borrowers' representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof.

     6. NO DEFAULTS. Borrowers hereby affirm to the Lender Group that, other than the EBITDA Default, no Event of Default has occurred and is continuing as of the date hereof.

     7. CONDITIONS PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon: (i) the receipt by Agent of a fully executed copy of this Amendment; and (ii) receipt by Agent of an amendment fee in the aggregate amount of $15,000, which fee may be charged to Borrowers' Loan Account pursuant to the terms of Section 2.6(d) of the Agreement.

     8. COSTS AND EXPENSES. Borrowers shall pay to Agent all of the Lender Group's out-of-pocket costs and expenses (including, without limitation, the fees and expenses of its counsel, which counsel may include any local counsel deemed necessary, search fees, filing and recording fees, documentation fees, appraisal fees, travel expenses, and other fees) arising in connection with the preparation, execution, and delivery of this Amendment and all related documents.

     9. LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as amended and supplemented hereby, shall remain in full force and effect.

     10. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto.


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


     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                                WELLS FARGO FOOTHILL, INC.,
                                a California corporation, as Agent and a Lender


                                By:        /s/ Stacy Yucht
                                   ---------------------------------------------
                                Title:     Senior Vice President



                                ADVANCED MARKETING SERVICES, INC.,
                                a Delaware corporation


                                By:        /s/ Curt Smith
                                   ---------------------------------------------
                                Title:     Executive Vice President and
                                           Chief Financial Officer



                                PUBLISHERS GROUP WEST INCORPORATED,
                                  a California corporation


                                By:        /s/ Richard C. Freese
                                   ---------------------------------------------
                                Title:     President



                                PUBLISHERS GROUP INCORPORATED,
                                a California corporation


                                By:        /s/ Curt Smith
                                   ---------------------------------------------
                                Title:     Chief Financial Officer


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